UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2012

Date of reporting period: April 30, 2012

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

The Sands Capital Global Growth Fund

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2012

The Fund files its complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-826-5646; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2012

Dear Shareholder:

We are pleased to provide you with the Semi-Annual Report for the Sands Capital Global Growth Fund (the “Fund”) for the period ending April 30, 2012. During the past 6 months, the Fund’s Institutional Class and Investor Class returned 12.29% and 12.17%, respectively, compared to a 7.07% return for the MSCI All Country World Index (ACWI).

Finding Growth in a Low-Growth World

Since launching the Fund, we have devoted a fair amount of space in shareholder letters discussing our research work, frameworks, and specific investments in Emerging Markets. While Emerging Markets are far from homogenous and are not without their own growth headwinds, the generally positive backdrop for finding high-quality Growth Investments is usually a relatively intuitive case for us to make to clients. Increasingly, we find ourselves being asked, “But can you still find growth opportunities in the Developed World? And, don’t the myriad structural challenges impair your global investment approach?” In other words, “How do you find growth in a low-growth world?”

From a long-term business investor’s perspective, we believe that “Growth” is an all-weather investment discipline that, when diligently executed, can cut across both geographies and economic environments. Our reasoning is rooted in the idea that Growth Investing is about identifying businesses that are either driving or benefiting from change in the world. Fortunately for us as Growth Investors, change is the one constant in our world — changes in how we communicate, shop, make things — and this never-ending cycle of creative destruction provides a continuous flow of opportunities to invest in Growth businesses through both good and bad economic environments.

Against this backdrop, we find it useful to consider the global investment landscape through a framework focused on what we believe are important drivers of sustainable growth, namely: 1) businesses capitalizing on secular trends; 2) businesses that are driving growth through innovation; and 3) businesses with durable competitive advantages. In a growth-challenged world, we think businesses that possess one or more of these drivers are often less impacted by the ebbs and flows of the broader macro environment and are better able to opportunistically increase market share, create whole new markets, and exercise pricing power.

Secular Trends

A useful starting point for us as growth investors is developing a keen understanding of important secular trends (i.e., things that are changing in the world) and attempting to identify businesses that are on the right side of the trend.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2012

For example, the number of mobile phone subscribers globally stands at roughly six billion today compared to a mere 738 million in 2000. Since the turn of the century, the world has endured multiple global recessions and financial crises; yet, the adoption of mobile devices continued to grow by more than 20%, annually, throughout. The proliferation of mobile devices has not been driven as much by increased economic well-being as it has by Moore’s Law, an observation that computing power doubles every 12–18 months. Consistent with Moore’s Law, the cost of microprocessors and cellular technology reached a tipping point in the early 2000s, driving down the cost and size of mobile handsets and network equipment; thereby dramatically increasing the addressable market for mobile telephony. Today, even some of the poorest and most remote reaches of the world showcase an abundance of mobile use.

Innovation

Secular trends, while powerful, produce both winners and losers and not all companies will rise with the tide. We believe the concepts of innovation and competitive advantage provide the missing puzzle pieces. When a business drives growth through innovation it lessens its reliance on external forces such as the health of the broader macro environment and the competitive or regulatory landscape. Innovation can be thought of as the business equivalent of “creating your own weather.” It takes many forms but, broadly speaking, we think it can be categorized into innovations that create entirely new markets and innovations that disrupt existing ones.

Innovation that Creates New Markets

Prior to the development of industrial enzymes, things like detergent, vodka, water treatment, and chicken feed were all produced or done the “old-fashioned way.” Enzymes are micro-organisms that can be specially engineered to speed-up chemical reactions. Certain enzymes can be inserted in the production process of various products to make them more effective or efficient while reducing costs. For example, Denmark-based Novozymes (NYZM.B-DK) is a pioneer in the commercialization and mass-production of specialized enzymes. As a result of its innovation, we have seen the company manage to create entirely new markets for itself and, thus, has produced well above-average growth selling into many seemingly mature (and mundane) markets.

Innovation that Disrupts Existing Markets

Throughout the 1980s and 1990s corporations across the globe implemented extremely powerful and highly customized databases from the likes of Oracle, Siebel, SAP, and Microsoft. Over the past decade, U.S.-based salesforce.com (CRM) has

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2012

disruptively innovated the database market with what it believed was a better way. Instead of selling complicated hardware and software packages, coupled with an army of consultants and engineers to maintain it, salesforce.com decided to host both the software and customer data in a centralized location (the “cloud”), conveniently accessed via the Web. The system would be easy to implement, could be customized and upgraded in real time, and customers would simply pay a monthly fee for each user that accessed the platform, significantly reducing both cost and complexity. The idea of Software as a Service (SaaS) was born.

By entering an established industry and turning the prevailing business model on its head, companies like salesforce.com have begun to disintermediate the existing players and are growing at extremely high annual rates while the broader enterprise software market is only growing in the single digits.

Competitive Advantage

In our view, competitive advantage is how secular trends or innovations are transformed into sustainable long-term businesses that can avoid commoditization. We think that understanding the source, strength, and durability of a company’s competitive moat is absolutely critical to successful long-term investment decision-making. Competitive advantage helps businesses maintain pricing power, margins, and returns, while keeping copycats from eroding market share, in our opinion. We believe this enables longer duration growth while simultaneously reducing overall business risk.

Competitive advantage manifests itself in a multitude of forms (physical, financial, operational, and structural), and, depending on the unique characteristics of a particular business or industry, those advantages may be more or less useful and sustainable. The chart below lists what we believe are several common sources of competitive advantage, ranked loosely by the degree of durability and sustainability of the type of advantage.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2012

In our view, one of the strongest forms of competitive advantage is natural barriers, or advantages that naturally accrue to a particular business because that industry space operates best when there are only one or a small number of players. In our observation natural barriers are often found in industries with highly fragmented end markets that require a common platform for interoperability between the players in order to function well.

For example, there are billions of consumers globally who carry payment cards, tens of millions of merchants that accept “plastic,” and thousands of banks that issue payment cards. We see this as a market with multi-sided fragmentation and high degrees of competitiveness between the various players. In order to function in an organized and efficient manner, a standardized intermediary linking all the pieces together is needed. Globally, this intermediary role is played primarily by U.S.-based Visa (V) (a holding in client accounts) and MasterCard, which collectively process upwards of 85% of all card transactions in the world. These two businesses operate at the choke point of the global card-based payment system and, thus, have both benefitted significantly over time.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2012

Similarly, the mobile device industry has numerous players, including chip designers, component manufacturers, hardware and software designers, among others — all competing with one another for a slice of the coveted mobile pie. Yet, within this highly competitive and fragmented industry, there are two pieces of intellectual property that have become near monopoly-like standards. These include U.K.-based ARM Holdings’ (ARM-GB) low-power consumption technology that is a standard for mobile semiconductor chip design and U.S.-based Qualcomm’s (QCOM) 3G & 4G mobile communication technology. Both companies earn a royalty on every chip or handset sold containing their intellectual property. Effectively, these two businesses enjoy a royalty on the growth of the mobile industry and do so from what we view as a protected competitive position due to the industry’s practical need for standards.

While there is no doubt that much of the world remains structurally challenged and will likely remain so for some time, we think the environment for Growth Investing globally remains an exciting one. Unless the traits of human ingenuity, creativity, and entrepreneurism die away, for those willing to engage in deep global research, the landscape for Growth Investing should continue to produce great investment opportunities to the future. We remain enthusiastic about the long-term prospects for the 38 growth businesses in our global portfolio — including those operating in both high- AND low-growth macroeconomic environments.

Sincerely,

THE SANDS CAPITAL MANAGEMENT INVESTMENT TEAM

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of the Comparative Index

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2012 (Unaudited)

SECTOR WEIGHTINGS †

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 95.4%
	Shares	Value

ARGENTINA — 2.8%
MercadoLibre	6,600	$638,484

BRAZIL — 6.6%
BM&F Bovespa	139,700	780,529
CETIP S.A. — Mercados Organizados	10,700	164,473
Cielo	11,760	353,266
Natura Cosmeticos	9,800	221,433

		1,519,701

CHINA — 2.8%
New Oriental Education & Technology Group ADR *	17,000	454,410
Tingyi (Cayman Islands) Holding	73,600	195,556

		649,966

DENMARK — 0.8%
Novozymes, Cl B	7,400	194,078

HONG KONG — 2.6%
Li & Fung	277,500	593,724

INDIA — 5.3%
Asian Paints	3,100	207,459
Hero Motocorp	11,400	484,781
ITC	113,100	526,870

		1,219,110

ITALY — 1.0%
Prada *	35,000	237,735

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2012 (Unaudited)

COMMON STOCK — continued
	Shares	Value
MEXICO — 2.0%
Wal-Mart de Mexico	164,800	$471,275

NETHERLANDS — 3.5%
ASML Holding ADR, Cl G	15,700	800,543

PORTUGAL — 1.5%
Jeronimo Martins SGPS	19,200	359,622

RUSSIA — 1.2%
Mail.ru Group GDR *	6,500	281,125

SOUTH AFRICA — 4.9%
Naspers, Cl N	18,800	1,132,956

SWITZERLAND — 4.2%
Kuehne & Nagel International	3,750	455,710
SGS	265	511,811

		967,521

UNITED KINGDOM — 2.8%
ARM Holdings	77,700	660,761

UNITED STATES — 53.4%
Allergan	5,300	508,800
Amazon.com *	4,100	950,790
Apple *	1,600	934,784
BioMarin Pharmaceutical *	11,800	409,460
Charles Schwab	27,800	397,540
FMC Technologies *	8,700	408,900
Google, Cl A *	1,450	877,584
IntercontinentalExchange *	3,400	452,336
Intuitive Surgical *	1,050	607,110
Las Vegas Sands	12,000	665,880
National Oilwell Varco	8,700	659,112
NIKE, Cl B	5,700	637,659
Praxair	4,750	549,575
QUALCOMM	15,800	1,008,672
Salesforce.com *	8,450	1,315,918
Schlumberger	10,100	748,814
Visa, Cl A	10,100	1,242,098

		12,375,032

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2012 (Unaudited)

COMMON STOCK — continued
Value
TOTAL COMMON STOCK (Cost $19,109,184)	$22,101,633

TOTAL INVESTMENTS — 95.4% (Cost $19,109,184)	$22,101,633

Percentages are based on Net Assets of $23,169,926.

*	Non-income producing security.
ADR	— American Depositary Receipt
Cl	— Class
GDR	— Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2012 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $19,109,184)	$22,101,633
Cash	1,023,414
Receivable for Capital Shares Sold	49,588
Receivable due from Investment Adviser	29,332
Dividend Receivable	28,952
Prepaid Expenses	21,662
Reclaim Receivable	7,404

Total Assets	23,261,985

Liabilities:
Payable due to Investment Adviser	15,687
Payable due to Administrator	13,151
Accrued Foreign Capital Gains Tax on Appreciated Securities	12,285
Chief Compliance Officer Fees Payable	3,690
Foreign Currency Due (Proceeds $(2,377))	2,377
Payable due to Trustees	1,703
Shareholder Servicing Fees Payable	156
Other Accrued Expenses	43,010

Total Liabilities	92,059

Net Assets	$23,169,926

NET ASSETS CONSIST OF:
Paid-in-Capital	$20,181,877
Accumulated Net Investment Loss	(7,802)
Accumulated Net Realized Gain on Investments	15,652
Net Unrealized Appreciation on Investment	2,992,449
Accrued Foreign Capital Gains Tax on Appreciated Securities	(12,285)
Net Unrealized Appreciation on Foreign Currency Transactions	35

Net Assets	$23,169,926

Net Asset Value Per Share — Institutional Shares ($22,343,778 ÷ 1,643,398 shares)	$13.60

Net Asset Value Per Share — Investor Shares ($826,148 ÷ 61,007 shares)	$13.54

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND FOR
SIX MONTHS ENDED
APRIL 30, 2012 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$91,269
Less: Foreign Taxes Withheld	(4,944)

Total Investment Income	86,325

Expenses
Administration Fees	79,782
Investment Advisory Fees	72,193
Trustees’ Fees	5,076
Chief Compliance Officer Fees	4,598
Shareholder Servicing Fees — Investor Class	694
Transfer Agent Fees	37,119
Legal Fees	21,471
Registration Fees	14,082
Printing Fees	11,934
Custodian Fees	11,135
Audit Fees	10,206
Insurance and Other Expenses	6,719

Total Expenses	275,009

Less:
Waiver of Investment Advisory Fees	(72,193)
Reimbursement by Investment Advisor	(108,688)
Fees Paid Indirectly (see Note 4)	(1)

Net Expenses	94,127

Net Investment Loss	(7,802)

Net Realized Gain (Loss) on:
Investments	37,727
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(14,116)

Net Realized Gain	23,611

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	1,834,460
Foreign Capital Gains Tax on Appreciated Securities	(3,581)
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(129)

Net Change in Unrealized Appreciation	1,830,750

Net Gain on Investments and Foreign Currency Transactions	1,854,361

Net Increase in Net Assets Resulting from Operations	$1,846,559

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net Investment Income (Loss)	$(7,802)	$25,567
Net Realized Gain on Investments, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	23,611	13,512
Net Change in Unrealized Appreciation on Investments, Foreign Capital Gains Tax, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	1,830,750	422,077

Net Increase in Net Assets Resulting from Operations	1,846,559	461,156

Dividends and Distributions:
Net Realized Gains:
Institutional Shares	(44,575)	(15,968)
Investor Shares	(1,381)	(640)

Total Dividends and Distributions	(45,956)	(16,608)

Capital Share Transactions:
Institutional Shares
Issued	5,657,211	10,048,241
Reinvestment of Distributions	44,574	15,968
Redeemed	(111,070)	(676,500)

Net Institutional Share Transactions	5,590,715	9,387,709

Capital Share Transactions:
Investor Shares
Issued	397,750	105,050
Reinvestment of Distributions	1,380	639
Redeemed	(97)	(48)

Net Investor Share Transactions	399,033	105,641

Net Increase in Net Assets from Share Transactions	5,989,748	9,493,350

Total Increase in Net Assets	7,790,351	9,937,898

Net Assets:
Beginning of Period	15,379,575	5,441,677

End of Period (including Accumulated Net Investment Loss of ($7,802) and $0, respectively)	$23,169,926	$15,379,575

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (Continued)

	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Shares Transactions:
Institutional Shares
Issued	412,258	836,983
Reinvestment of Distributions	3,931	1,336
Redeemed	(9,709)	(54,750)

Net Institutional Share Transactions	406,480	783,569

Shares Transactions:
Investor Shares
Issued	31,783	8,632
Reinvestment of Distributions	122	53
Redeemed	(7)	(4)

Net Investor Share Transactions	31,898	8,681

Net Increase in Shares Outstanding From Share Transactions	438,378	792,250

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period
	Institutional Shares
	Six Months Ended April 30, 2012 (Unaudited)		Year Ended October 31, 2011	Period Ended October 31, 2010*
Net Asset Value, Beginning of Period	$12.15		$11 .49	$10 .00

Income from Investment Operations:
Net Investment Income (Loss)†	(0.01)		0 .03	0 .01
Net Realized and Unrealized Gain	1.50		0 .66	1 .48

Total from Investment Operations	1.49		0 .69	1 .49

Dividends and Distributions from:
Net Realized Gains	(0.04)		(0 .03)	—

Total Dividends and Distributions	(0.04)		(0 .03)	—

Net Asset Value, End of Period	$13.60		$12 .15	$11 .49

Total Return††	12 .29%		6 .02%	14 .90%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$22,344		$15,027	$5,207
Ratio of Expenses to Average Net Assets	1.10	%**	1.10%	1.10	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	3.23	%**	5.42%	13.43	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.09	)%**	0.26%	0.11	%**
Portfolio Turnover Rate	7	%***	19%	17	%***

*	Commenced operations on March 31, 2010.
**	Annualized
***	Not annualized.
†	Per share calculations were performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period
	Investor Shares
	Six Months Ended April 30, 2012 (Unaudited)		Year Ended October 31, 2011	Period Ended October 31, 2010*
Net Asset Value, Beginning of Period	$12.11		$11.48	$10.00

Income from Investment Operations:
Net Investment Income (Loss)†	(0.02)		0 .01	—	(1)
Net Realized and Unrealized Gain	1.49		0 .65	1 .48

Total from Investment Operations	1.47		0 .66	1 .48

Dividends and Distributions from:
Net Realized Gains	(0.04)		(0.03)	—

Total Dividends and Distributions	(0.04)		(0 .03)	—

Net Asset Value, End of Period	$13.54		$12.11	$11.48

Total Return††	12.17%		5.76%	14.80%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$826		$353	$234
Ratio of Expenses to Average Net Assets	1.35	%**	1.28%@	1.20	%**@
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	3.45	%**	5.84%	13.67	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.27	)%**	0.08%	0.02	%**
Portfolio Turnover Rate	7	%***	19%	17	%***

(1)	Amount shown represents less than $0.01.
*	Commenced operations on March 31, 2010.
**	Annualized
***	Not annualized.
†	Per share calculations were performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.
@	Ratio would have been 1.35% had the Fund been charged the full 0.25% for shareholder servicing fees.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2012 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment global company with 41 funds. The financial statements herein are those of the Sands Capital Global Growth Fund (the “Fund”). The Fund consists of Institutional and Investor share classes which commenced operations on March 31, 2010. The investment objective of the Fund is long-term capital appreciation. The Fund, a diversified fund, invests primarily in equity securities of publicly-traded companies located anywhere in the world, including equity securities in developing or emerging markets. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Fund.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2012 (Unaudited)

supplied valuations, or other methodologies designed to identify the market value for such securities Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2012 (Unaudited)

In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Fund uses Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Fund’s administrator and can request that a meeting of the Committee be held. As of April 30, 2012, the total market value of securities in the Fund, valued in accordance with fair value procedures, was $195,556 or 1% of net assets.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or abilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

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•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2†	Level 3	Total
Common Stock
Argentina	$638,484	$—	$—	$638,484
Brazil	1,519,701	—	—	1,519,701
China	454,410	195,556	—	649,966
Denmark	194,078	—	—	194,078
Hong Kong	593,724	—	—	593,724
India	1,219,110	—	—	1,219,110
Italy	237,735	—	—	237,735
Mexico	471,275	—	—	471,275
Netherlands	800,543	—	—	800,543
Portugal	359,622	—	—	359,622
Russia	281,125	—	—	281,125
South Africa	1,132,956	—	—	1,132,956
Switzerland	967,521	—	—	967,521
United Kingdom	660,761	—	—	660,761
United States	12,375,032	—	—	12,375,032

Total Investments in Securities	$21,906,077	$195,556	$—	$22,101,633

†	Represents securities trading primarily outside of the United States the values of which are adjusted as a result of significant market movements following the close of local trading.

During the six months ended April 30, 2012, there were no significant transfers between levels.

For the six months ended April 30, 2012, there have been no significant changes to the Fund’s fair value methodologies.

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Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the six months ended April 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Fund did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expenses are recorded on the ex-dividend date. Interest income and expense is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

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Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of Capital Shares held for less than ninety days. Such fees are retained by the Fund for the benefit of the remaining shareholders. There were no redemption fees during the six months ended April 30, 2012.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust.

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The services provided by the Chief Compliance Officer (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for an annual fee equal to 0.15% of the first $250 million, 0.12% of the next $250 million and 0.10% of any amount above $500 million of the Fund’s average daily net assets, subject to a minimum fee of $150,000 plus $10,000 per each additional class.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. During the six months ended April 30, 2012, the Investor Class incurred 0.25% of average daily net assets or $694 of shareholder servicing fees.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

During the six months ended April 30, 2012, the Fund earned cash management credits of $1 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5.	Investment Advisory Agreement:

Sands Capital Management, LLC (the “Adviser”) serves as the investment adviser for the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and

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expenses, and extraordinary expenses) from exceeding 1.10% and 1.35% of the Fund’s Institutional Class Shares’ and Investor Class Shares’ average daily net assets, respectively. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period.

At April 30, 2012 the amount the Adviser may seek as reimbursement of previously waived and reimbursed fees for the Fund was $843,112.

6.	Investment Transactions:

During the six months ended April 30, 2012, the Fund made purchases of $6,532,688 and sales of $1,121,746 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent.

To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended October 31, 2011 and 2010 was a follows:

	Ordinary Income	Long-Term Capital Gain	Total
2011	$16,608	$—	$16,608
2010	—	—	—

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As of October 31, 2011, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation	Total Distributable Earnings
$12,165	$29,732	$1,145,549	$1,187,446

For Federal income tax purposes, the cost of securities owned at April 30, 2012, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Fund at April 30, 2012, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$19,109,184	$3,224,617	$(232,168)	$2,992,449

8.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9.	Concentration of Risks:

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect

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investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized or unrealized or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized. At April 30, 2012, the net assets of the Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

10.	Recent Accounting Pronouncements:

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

11.	Other:

At April 30, 2012, 60% of Institutional and 100% of Investor shares outstanding were held by three shareholders on record owning 10% or greater of the aggregate total shares outstanding.

12.	Subsequent Event:

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

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DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

	Beginning Account Value 11/01/11	Ending Account Value 4/30/12	Annualized Expense Ratios	Expenses Paid During Period*
Sands Capital Global Growth Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,122.90	1.10%	$5.81
Investor Shares	1,000.00	1,121.70	1.35	7.12

Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,019.39	1.10%	$5.52
Investor Shares	1,000.00	1,018.15	1.35	6.77

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the commencement of operations period shown).

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BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year’s meeting held on February 14-15, 2012, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, a representative from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fee and other aspects of the Advisory Agreement. Among other things, the representative provided an overview of the Adviser, including its history, assets under management, ownership structure, representative client base, investment personnel and strategy, execution quality and soft dollar policies, approach to risk management and business plan. The representatives also reviewed the Fund’s portfolio composition with respect to country and sector weightings. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of

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BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited) (Continued)

the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent, and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment Performance of the Fund

The Board was provided with information regarding the Fund’s performance since the Advisory Agreement was last approved, as well as information regarding the Fund’s performance since its inception. The Board also compared the Fund’s performance to its benchmark index and other similar mutual funds over various periods of time. At the meeting, the Adviser’s representative provided information regarding and led a discussion of factors impacting the performance of the Fund over the past year, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. The Board noted that the Fund’s performance was generally favorable to that of its benchmark index. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Fund.

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fee payable by the Fund was reasonable, the Trustees reviewed a report of the advisory fee paid by the Fund to the Adviser and the

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BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited) (Concluded)

costs of services provided by and the profits realized by the Adviser from its relationship with the Fund and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and noted that the Fund’s total fees and expenses were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fee was the result of arm’s length negotiations and appeared reasonable in light of the services rendered. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved with respect to the Fund and that breakpoints in the Adviser’s fee schedule were not warranted at this time.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Agreement for another year.

Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, MO 64121

888-826-5646

Adviser:

Sands Capital Management, LLC

1101 Wilson Boulevard, Suite 2300

Arlington, VA 22209

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young, LLP

2001 Market Street, Suite 4000

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAN-SA-001-0300

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 6, 2012

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller & CFO

Date: July 6, 2012